UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2010

Aon Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois (Address of Principal Executive Offices)	60601 (Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                          Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of Aon Corporation, a Delaware corporation (“Aon”) was held on September 20, 2010 (the “Special Meeting”). The Special Meeting was held in order to vote upon the following proposals set forth in a definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission (“SEC”) on August 17, 2010: (i) to approve the issuance of shares of Aon common stock (the “Share Issuance”) to the stockholders of Hewitt Associates, Inc., a Delaware corporation (“Hewitt”), pursuant to the Agreement and Plan of Merger, dated as of July 11, 2010, among Aon, Alps Merger Corp., a Delaware corporation, Alps Merger LLC, a Delaware limited liability company, and Hewitt, and (ii) to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there were not sufficient votes at the time of the Special Meeting to approve the Share Issuance.

At the Special Meeting, the proposal to approve the Share Issuance was approved by the requisite vote of Aon’s stockholders. The vote to approve the adjournment of the Special Meeting was not required. Set forth below is the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the proposal to approve the Share Issuance.

Proposal: Approval of the Share Issuance

For	Against	Abstain	Broker Non-Votes
199,345,842	25,043,621	2,977,458	-0-

Item 8.01.              Other Events.

Hewitt Stockholder Approval

In connection with the Special Meeting disclosed under Item 5.07 of this Form 8-K, on September 20, 2010, Aon issued a press release announcing that (i) at the Special Meeting, Aon’s stockholders approved the Share Issuance and (ii) at the special meeting of the stockholders of Hewitt held on September 20, 2010, Hewitt’s stockholders voted to approve a proposal to adopt the Merger Agreement.

The closing of the transactions contemplated by the Merger Agreement remains subject to the fulfillment or waiver of certain closing conditions that have not yet been satisfied, including the receipt of certain approvals by foreign governmental entities and other customary closing conditions.

A copy of the press release issued by Aon announcing the approval of the Share Issuance by Aon’s stockholders and the approval of the proposal to adopt the Merger Agreement by Hewitt’s stockholders is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Safe Harbor Statement

This communication contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Potential factors that could impact results include: the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the ability to obtain governmental approvals of the merger on the proposed terms and schedule contemplated by the parties; the loss of key Aon or Hewitt employees following the merger; the risk that the Aon and Hewitt businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships with customers, partners and others; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; general economic conditions in different countries in which Aon and Hewitt do business around the world; changes in global equity and fixed income markets that could affect the return on invested assets; fluctuations in exchange and interest rates that could impact revenue and expense; rating agency actions that could affect Aon’s ability to borrow funds; changes in the funding status of Aon’s various defined benefit pension plans and the impact of any increased pension funding resulting from those changes; Aon’s ability to implement restructuring initiatives and other initiatives intended to yield cost savings, and the ability to achieve those cost savings; the impact on risk and insurance services commission revenues of changes in the availability of, and the premium insurance carriers charge for, insurance and reinsurance products, including the impact on premium rates and market capacity attributable to catastrophic events; the outcome of inquiries from regulators and investigations related to compliance with the U.S. Foreign Corrupt Practices Act and non-U.S. anti-corruption laws; the impact of investigations brought by U.S. state attorneys general, U.S. state insurance regulators, U.S. federal prosecutors, U.S. federal regulators, and regulatory authorities in the U.K. and other countries; the impact of class actions and individual lawsuits including client class actions, securities class actions, derivative actions and ERISA class actions; the cost of resolution of other contingent liabilities and loss contingencies, including potential liabilities arising from error and omissions claims against Aon or Hewitt; the extent to which Aon and Hewitt retain existing clients and attract new businesses; the extent to which Aon and Hewitt manage certain risks created in connection with the various services, including fiduciary and advisory services, among others, that Aon and Hewitt currently provide, or will provide in the future, to clients; the impact of, and potential challenges in complying with, legislation and regulation in the jurisdictions in which Aon and Hewitt operate, particularly given the global scope of Aon’s and Hewitt’s businesses and the possibility of conflicting regulatory requirements across jurisdictions in which Aon and Hewitt do business; and the ability to realize the anticipated benefits to Aon of the Benfield merger.  Further information concerning Aon, Hewitt, and their business, including factors that potentially could materially affect Aon’s and Hewitt’s financial results, is contained in Aon’s and Hewitt’s filings with the SEC.  See Aon’s and Hewitt’s Annual Reports on Form 10-K and Annual Reports to Stockholders for the fiscal years ended December 31, 2009 and September 30, 2009, respectively, and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our businesses. Neither Aon nor Hewitt undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations, except as required by law.

Item 9.01.              Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release Announcing Stockholder Approval, dated September 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 20, 2010	Aon Corporation

	By:	/s/ Jennifer L. Kraft
Jennifer L. Kraft
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release Announcing Stockholder Approval, dated September 20, 2010